Exhibit 10.20(b)

OMNIBUS Amendment No. 2 to NOTES

This Omnibus Amendment No. 2, dated as of October 6, 2017 (this “Amendment”), is made by and among Ivy Science & Technology Fund, Waddell & Reed Advisors Science & Technology Fund and Ivy VIP Science & Technology (each, a “Lender” and together, the “Lenders”), and Marrone Bio Innovations, Inc. (the “Borrower”), with respect to those certain senior secured promissory notes, dated August 20, 2015 (each as amended, modified, renewed, extended or amended, restated, or replaced from time to time, a “Note”, and collectively, the “Notes”) which Borrower has issued to the Lenders.

The parties hereto understand and agree that the definition of “Permitted Indebtedness” in Annex I (Definitions) of each Note is hereby amended by adding the following after clause (xviii): “(xix) Indebtedness of the Borrower owing to Ospraie Management, LLC (and its successors and assigns) in an original principal amount of $2,000,000 (together with interest, fees, costs and other amounts) incurred pursuant to the terms of the Promissory Note, dated on or about the date hereof, executed by the Borrower in favor of Ospraie Management, LLC, the Note Documents (as defined in such Promissory Note), and all other obligations incurred thereunder, and any similar term in any amendment, restatement, modification, replacement, refinancing, refunding, renewal or extension thereof.”

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDER:

IVY SCIENCE & TECHNOLOGY FUND
By:	Ivy Investment Management Company, its Manager

By:	/s/ Zachary H. Shafran
Name:	Zachary H. Shafran
Title:	SVP

WADDELL & REED ADVISORS SCIENCE & TECHNOLOGY FUND
By:	Waddell & Reed Investment Management Company, its Manager

By:	/s/ Zachary H. Shafran
Name:	Zachary H. Shafran
Title:	SVP

IVY VIP SCIENCE & TECHNOLOGY
By:	Ivy Investment Management Company, its Manager

By:	/s/ Zachary H. Shafran
Name:	Zachary H. Shafran
Title:	SVP

BORROWER:

MARRONE BIO INNOVATIONS, INC.

By:	/s/ James B. Boyd
Name:	James B. Boyd
Title:	President and Chief Financial Officer

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